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                                                                    EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Haverty Furniture Companies, Inc. (the "Company") on Form 10-Q for the period ended March 31, 2004 (the "Report"), I, Clarence H. Smith, President and Chief Executive Officer of the Company, and I, Dennis L. Fink, Executive Vice President and Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that

         (1) to my knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:     May 10, 2004                     /s/ Clarence H. Smith
       -------------------                 --------------------------------
                                           Clarence H. Smith
                                           President and
                                           Chief Executive Officer


                                           /s/ Dennis L. Fink
                                           --------------------------------
                                           Dennis L. Fink
                                           Executive Vice President and
                                           Chief Financial Officer


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